SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2006

ADAPTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

691 S. Milpitas Boulevard

Milpitas, CA

95035

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 8, 2006, Adaptec, Inc. issued a press release announcing an adjustment to the tax provision for the quarter ended June 30, 2006.  The adjustment decreased the net loss from continuing operations and net income by $0.8 million, and decreased the loss per share by $0.01. A copy of the press release issued by Adaptec, Inc. concerning the matter is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

The exhibit listed below is furnished pursuant to Item 2.02 hereof and shall not be deemed “filed” under the Securities Exchange Act of 1934.

99.2                           Press release issued by Adaptec, Inc. on August 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

By:	/s/ Christopher O’Meara
Christopher O’Meara
Vice President and Chief Financial Officer

Date: August 8, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.2*	Press release issued by Adaptec, Inc. on August 8, 2006.

*           This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.